UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Growth Fund of America

Managing a strong portfolio:
A look at how GFA handles its own growth

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Annual report for the year ended August 31, 2006

The Growth Fund of America® invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Managing a strong portfolio	6
Summary investment portfolio	11
Financial statements	17
Board of directors and officers	32
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006 (the most recent calendar quarter):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	+3.18%	+8.86%	+12.41%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 25 for details.

Other share class results and important information can be found on page 3.

Fellow shareholders:

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Despite investors’ concerns about weakness in the housing market, rising interest rates and high oil prices, the U.S. economy managed to produce fairly strong results during the 12 months ended August 31, 2006. The stock market ended the period with a moderate return after experiencing periods of both optimism and pessimism during the fiscal year.

Against this background, we are pleased to report that The Growth Fund of America (GFA) posted a total return of 9.7%. As the table below shows, GFA’s total return exceeded that of the general market, as represented by the unmanaged Standard & Poor’s 500 Composite Index, and also surpassed the four benchmark indexes used to measure its progress. The S&P 500 gained 8.9% and the fund’s Lipper benchmark indexes had increases ranging from 5.0% to 8.0%. The past 12 months were a tough environment for growth mutual funds. The unmanaged Nasdaq Composite Index, which tracks many growth and technology stocks, rose only 1.5% over the period. Over longer periods, GFA has continued to outpace the general market and the fund’s comparable indexes by significant margins.

What helped the fund

Energy, health care and information technology companies were major contributors. Although oil prices declined in July and August, they remain high, creating a positive backdrop for GFA’s substantial holding of oil and gas producers and equipment and service companies. Among the largest gainers were Schlumberger, the fund’s third-largest holding (+42.2%), and Suncor Energy (+30.7%). The fund also benefited from the acquisition of Burlington Resources, one of the fund’s largest holdings, by ConocoPhillips.

After a difficult year in fiscal 2005, pharmaceutical investments helped the fund during the past 12 months. AstraZeneca (+41.0%) benefited from higher than anticipated sales of its major brands, including Nexium for acid reflux disease, Seroquel, an anti-psychotic drug, and Crestor, a cholesterol-lowering medication. Roche, GFA’s largest holding (+33.4%), had strong earnings because of sales growth of its anti-cancer drugs, including Herceptin for breast cancer and Avastin for colorectal cancer. Fears of an avian flu pandemic also aided sales of its Tamiflu anti-influenza drug.

[Begin Sidebar]
Results at a glance (with all distributions reinvested)
	1-year total returns (9/1/05 - 8/31/06)	5-year average annual total returns (9/1/01 - 8/31/06)	10-year average annual total returns (9/1/96 - 8/31/06)	Lifetime* average annual total returns (12/1/73 - 8/31/06)

The Growth Fund of America	+9.7%	+7.0%	+13.6%	+15.4%
Standard & Poor’s 500 Composite Index†	+8.9	+4.6	+8.9	+11.9
Lipper Capital Appreciation Funds Index	+6.7	+4.6	+6.9	+11.7
Lipper Growth Funds Index	+6.2	+3.2	+6.9	+10.7
Lipper Multi-Cap Core Funds Index	+8.0	+5.8	+8.6	+11.5
Lipper Multi-Cap Growth Funds Index	+5.0	+3.1	+6.5	+11.6

* Since Capital Research and Management Company began managing the fund on December 1, 1973.
† Unmanaged.
[End Sidebar]

Although information technology companies had a mixed year, GFA’s tech holdings aided the portfolio on the whole. Contributors included Google, the fund’s second-largest holding (+32.4%), Cisco Systems (+24.8%) and Oracle (+20.7%).

Investments outside the United States and Canada, comprising about 14% of the fund’s portfolio, were also helpful. They included two companies mentioned earlier: AstraZeneca, based in London, and Roche, headquartered in Basel, Switzerland.

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What hurt the fund

Investor concerns about the impact of high gasoline prices on consumer discre-tionary spending hurt some retailers. Among those affected were large holdings Lowe’s (-15.9%) and Target (-10.0%). Carnival (-15.1%), which operates cruises, was negatively impacted because of the same concerns and because it uses large amounts of oil for its ships.

Telecommunications services was another industry that hurt the fund. Sprint Nextel, our 16th largest holding (-34.8%), was particularly weak.

Industry sector diversification

As of August 31, GFA had 20.2% of its total assets in information technology, 13.7% in health care, 13.4% in energy, 10.6% in consumer discretionary, 7.8% in financials and the rest in other industries, cash and short-term securities.

Looking ahead

The U.S. economy looks reasonably healthy with the exception of the housing sector. Corporate earnings and corporate margins continue to be strong at the moment. There are other factors, however, that could add uncertainty to stock markets in the months ahead. They include the effect of a flat yield curve on spending and investment, the impact of high energy prices on consumers and corporate profit margins, and potentially negative geopolitical events around the world. We will continue to seek the best opportunities for capital appreciation for the fund and its shareholders, practicing our research-driven approach with a long-term perspective.

We are pleased to point out that on July 3, the fund’s investment adviser, Capital Research and Management Company (CRMC), celebrated its 75th anniversary of being in business. The longevity of CRMC attests to our investment adviser’s model of long-term investing that we will continue to follow and that has contributed greatly to GFA’s success.

During the past year, some mutual fund industry commentators have written about GFA’s strong growth in the number of shareholders and assets. With this in mind, we thought it a good time to report to shareholders how the fund manages its growth. The feature story on page 6 includes interviews with several of GFA’s decision-makers on how we handle the challenge of growth. We hope you will find it informative.

We welcome our new shareholders and thank our long-term investors for their continuing faith in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg
James F. Rothenberg
Vice Chairman of the Board
and Principal Executive Officer

/s/ Donald D. O'Neal
Donald D. O’Neal
President

October 3, 2006

For current information about the fund, visit americanfunds.com.

Other share class results                                                       unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006 (the most recent calendar quarter):
	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	+3.66%	+9.05%	+1.66%
Not reflecting CDSC	+8.66%	+9.33%	+1.66%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares
are sold within one year of purchase	+7.58%	+9.28%	+5.00%
Not reflecting CDSC	+8.58%	+9.28%	+5.00%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+9.49%	+10.14%	+5.85%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+3.17%	—	+6.93%
Not reflecting maximum sales charge	+9.47%	—	+8.31%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+3.51%	—	+7.03%
Not reflecting CDSC	+8.51%	—	+7.36%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares
are sold within one year of purchase	+7.50%	—	+7.37%
Not reflecting CDSC	+8.50%	—	+7.37%

Class 529-E shares*†— first sold 3/1/02	+9.07%	—	+7.68%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+9.65%	—	+15.31%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 25 for details.

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

The value of a long-term perspective
How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2006)*

	1 year	5 years	10 years

Class A shares	+3.35%	+5.76%	+12.96%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 25 for details.

[begin mountain chart]
For Year End	The Growth Fund of America[3]	Standard & Poor’s 500 Composite Index with dividends reinvested[4,5]	Lipper Multi-Cap Growth Funds Index[4]	Lipper Multi-Cap Core Funds Index [4]	Consumer Price Index (inflation)[6]

12/1/1973	$9,425	$10,000	$10,000	$10,000	$10,000
8/31/1974	7,874	7,749	7,845	7,761	10,893
8/31/1975	9,792	9,776	9,431	9,873	11,830
8/31/1976	11,165	12,043	10,765	11,715	12,505
8/31/1977	12,377	11,835	11,007	11,697	13,333
8/31/1978	20,136	13,315	14,823	14,369	14,379
8/31/1979	23,595	14,881	17,014	16,280	16,078
8/31/1980	31,496	17,588	22,374	20,040	18,148
8/31/1981	35,383	18,539	24,287	21,228	20,109
8/31/1982	38,595	19,134	25,570	22,123	21,285
8/31/1983	56,382	27,582	38,044	32,033	21,830
8/31/1984	56,805	29,280	36,701	31,782	22,767
8/31/1985	64,493	34,616	41,413	36,607	23,529
8/31/1986	82,962	48,158	55,640	48,803	23,900
8/31/1987	109,731	64,779	72,149	62,610	24,924
8/31/1988	97,962	53,241	58,985	51,546	25,926
8/31/1989	136,507	74,101	83,543	69,658	27,146
8/31/1990	123,184	70,400	76,088	65,613	28,671
8/31/1991	160,815	89,300	101,155	82,704	29,760
8/31/1992	168,703	96,368	106,268	87,795	30,697
8/31/1993	210,269	110,996	133,701	104,956	31,547
8/31/1994	222,852	117,057	138,309	112,215	32,462
8/31/1995	279,812	142,129	172,196	132,843	33,312
8/31/1996	282,323	168,734	192,309	153,447	34,270
8/31/1997	391,124	237,282	252,795	207,038	35,033
8/31/1998	390,174	256,505	241,989	204,380	35,599
8/31/1999	629,203	358,611	359,870	273,501	36,405
8/31/2000	965,880	417,104	549,013	340,564	37,647
8/31/2001	721,756	315,433	308,552	263,388	38,671
8/31/2002	578,827	258,698	225,096	217,245	39,368
8/31/2003	701,724	289,889	272,701	249,447	40,218
8/31/2004	762,451	323,073	285,459	274,632	41,285
8/31/2005	924,112	363,626	342,600	322,690	42,789
8/31/2006	1,013,358	395,887	359,772	348,654	44,423
[end mountain chart]

Year ended August 31	1974[7]	1975	1976	1977	1978	1979	1980

Total value (dollars in thousands)
Dividends reinvested	—	$.4	.3	—	.3	—	.3
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5
GFA total return	(21.3%)	24.4	14.0	10.9	62.7	17.2	33.5

Year ended August 31	1981	1982	1983	1984	1985	1986	1987

Total value (dollars in thousands)
Dividends reinvested	.5	1.7	2.3	1.6	1.2	1.0	1.4
Value at year-end	35.4	38.6	56.4	56.8	64.5	83.0	109.7
GFA total return	12.3	9.1	46.1	0.8	13.5	28.6	32.3

Year ended August 31	1988	1989	1990	1991	1992	1993	1994

Total value (dollars in thousands)
Dividends reinvested	1.5	1.7	3.6	3.2	2.5	1.5	.9
Value at year-end	98.0	136.5	123.2	160.8	168.7	210.3	222.9
GFA total return	(10.7)	39.3	(9.8)	30.5	4.9	24.6	6.0

Year ended August 31	1995	1996	1997	1998	1999	2000	2001

Total value (dollars in thousands)
Dividends reinvested	1.4	2.5	2.0	2.5	2.0	1.1	3.9
Value at year-end	279.8	282.3	391.1	390.2	629.2	965.9	721.8
GFA total return	25.6	0.9	38.5	(0.2)	61.3	53.5	(25.3)

Year ended August 31	2002	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	1.4	.6	.2	2.8	5.9
Value at year-end	578.8	701.7	762.5	924.1	1,013.4
GFA total return	(19.8)	21.2	8.7	21.2	9.7

Average annual total return for 32-3/4 years 15.1%3

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 Includes reinvested dividends of $52,146 and reinvested capital gain distributions of $376,823.
4 Includes reinvested dividends.
5 The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses and cannot be invested in directly.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7 For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

Managing a strong portfolio

A look at how GFA handles its own growth

[photo of a woman holding the reins of a horse - standing in a pasture]

[Begin Photo Caption]
[photo of Don O'Neal]
Don O’Neal
[End Photo Caption]

[Begin Photo Caption]
[photo of Blair Frank]
Blair Frank
[End Photo Caption]

[Begin Photo Caption]
[photo of Donnalisa Barnum]
Donnalisa Barnum
[End Photo Caption]

[Begin Sidebar]
The multiple portfolio counselor system is central to GFA’s success in managing a large and growing amount of assets.
[End Sidebar]

[photo of a womans' hands adjusting the reins of a horse]

[Begin Sidebar]
GFA’s low turnover of both assets and investment professionals has permitted the fund to manage growth and size successfully.
[End Sidebar]

The past few years have been extraordinary for The Growth Fund of America. GFA’s assets have grown considerably, and the fund has added a large number of new shareholders. With this in mind, we thought it a good time to take a close look at how GFA manages its growth. In the pages ahead, you will meet several of GFA’s decision-makers to learn more about their perspectives on the fund’s growth.

The multiple portfolio counselor system is central to GFA’s success in managing a large and growing amount of assets. “As our fund grows larger, we add new portfolio counselors to help manage the inflow,” says Don O’Neal, president of GFA. “The task of dealing with new cash flow is divided among many people so that no individual portfolio counselor gets overwhelmed.”

The system works like this: The majority of the fund’s investment portfolio is managed by GFA’s portfolio counselors, who are generalists and invest broadly. With the addition of Blair Frank, who previously specialized in small and mid-sized stocks, the fund now has 10 portfolio counselors. Each is allocated a portion of the portfolio to manage in line with the fund’s objective of “investing in companies that appear to offer superior opportunities for growth of capital.” Upon joining American Funds in 1973, GFA began with two portfolio counselors and has added portfolio counselors as needed ever since.

The fund’s senior investment managers have carefully put together the group of 10 by choosing investment professionals with different styles and approaches. Some do better in up markets and some do better in down markets. And that’s just the beginning. They come from different backgrounds and have different life experiences and areas of expertise.

The final portion of the fund, up to one-fourth of the fund’s assets, is managed by a group of investment analysts who focus on individual industries. In many investment firms, analysts make recommendations to buy and sell stocks but don’t actually manage money themselves. In GFA and the other American Funds, they play an important role in the multiple portfolio counselor system by actually managing a portion of the assets within the industries they research.

The system blends individuality with collaboration. “Each counselor is responsible and accountable for his or her slice of the pie so they have the ability to own only their highest conviction ideas,” says Donnalisa Barnum, one of the portfolio counselors. “I can invest in the companies I understand and the stocks I believe are the most attractive for our shareholders; I don’t have to hold 200 or 300 securities.” Don adds: “No one has to own their 179th favorite stock. They can own companies they understand and that they truly believe will appreciate in value. Maintaining that high conviction throughout the GFA portfolio has been an important factor in our long-term investment results.”

In addition, the system also makes it easier when a portfolio counselor retires or leaves the fund. At that time, only a small portion of the portfolio changes hands. “When we know a portfolio counselor is leaving, we will move those assets to existing or new portfolio counselors over a period of time,” says Blair. These smooth, gradual transitions have helped keep the fund’s investment approach consistent. “Understanding the multiple portfolio counselor system is the first and most important step in comprehending how we have managed our growth, and why we are confident about the future,” says Don.

The benefits of low turnover and a long-term focus

GFA’s low turnover of both assets and investment professionals has also permitted the fund to manage growth and size successfully. Low turnover of investments holds down transaction costs and taxes which would be higher with a high turnover strategy.

[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has 10 portfolio counselors who bring together 284 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Years of
investment
Portfolio counselor	experience*

R. Michael Shanahan	42
James F. Rothenberg	36
Gordon Crawford	35
James E. Drasdo	35
Gregg E. Ireland	33
Donnalisa Barnum	25
Michael T. Kerr	23
Donald D. O’Neal	21
Timothy P. Dunn	21
Blair Frank	13

*As of November 1, 2006.
[End Sidebar]

[photo of the lower half of a person's body on a horse]

The long-term experience of GFA’s portfolio counselors is also beneficial in managing growth. “With portfolio counselors who have many years of investment experience, it gives us a great advantage,” says Jim Rothenberg, vice chairman and principal executive officer of GFA. “They have seen business cycles come and go. All are focused on the long-term.” Five of GFA’s 10 portfolio counselors have investment experience of more than 30 years.

The experience of GFA’s investment analysts also makes managing growth easier, enabling them to take a longer term perspective on their investments instead of darting in and out of the market to try to capture small changes in stock prices. A number of GFA’s investment analysts have been covering their industries for 10 to 20 years. Barry Crosthwaite, for example, has covered the oil service industry for a decade and the telecommunications equipment business for five years. Before that, he worked as a general manager with a chemical company for 14 years. Having a long history of following companies and getting to know middle managers can provide an invaluable perspective when these executives later become senior officers of a company.

Such was the case with a large company that provides services and technology to the petroleum industry but had recently made less productive acquisitions of companies outside the energy business. Barry got to know a manager at the firm and concluded that if this person ever succeeded to a major position at the company, the manager would likely refocus the company back to its roots instead of making acquisitions outside energy. The executive succeeded in working his way to becoming chief executive of the company. Soon after, he sold the previous acquisitions and refocused the business as the oil industry began another major growth cycle.

The strengths of GFA’s size

The fund’s size and scale have spread fund expenses over many more investors, making GFA’s expenses among the lowest in the industry. “Our financial strength has allowed us to make significant investments in systems and technology to help reduce costs and improve investment and shareholder services,” Don says. “It also allows us to hire and retain the highest caliber talent and to maintain an industry-leading global research capacity, all beneficial to shareholders.”

“As the fund grows larger, we are dealing with two issues — size and complexity,” says Jim. “Some people have suggested that we should close the fund to new investors to limit size. If we felt we should do that, we would. But we have reached a conclusion at this time that we don’t think the size of the fund is getting in the way of producing strong investment returns. In fact, some of our best years have occurred recently when the fund was considered large.”

[photo of horses running - herders in the background]
[Begin Photo Caption]
[photo of Barry Crosthwaite]
Barry Crosthwaite
[End Photo Caption]

[Begin Photo Caption]
[photo of Jim Rothenberg]
Jim Rothenberg
[End Photo Caption]

[Begin Photo Caption]
[photo of Dylan Yolles]
Dylan Yolles
[End Photo Caption]

Working in small groups aids investment process

The challenge of managing growth is not new for GFA and other American Funds. “We have been working to address the challenges of growth and complexity for the 36 years that I have been here,” Jim says. “We’ve learned over time that to be effective, investment professionals need to work in small groups. We make better investment decisions when we couple our in-depth research with healthy discussion and debate among a group of portfolio counselors and analysts who are well acquainted with each other.” From time to time, Capital Research and Management Company, the investment adviser for GFA and the other American Funds, has restructured to create different groupings of portfolio counselors and investment analysts.

These small groups include research clusters focused on specific industries or sectors. Dylan Yolles, an investment analyst who follows software companies for GFA, is a member of the technology cluster which comprises analysts who cover technology companies.

[Begin Sidebar]
Different investment styles
A quick look at five GFA investment professionals

We sat down with five GFA investment professionals to talk about their investment approach. They are all investing in companies they hope will appreciate in the future but their ways of identifying them differ.

Blair Frank, portfolio counselor“I have a history with many small companies that have grown to a size that now makes them appropriate for GFA. I got to know management when the companies were younger. I watched them face challenges and evolve their strategies. That perspective should be helpful. Overall, I’m a growth person who likes to invest in companies that are growing their customer base, products, market share and profitability.”

Diana Wagner, investment analyst“I consider myself a value investor. Within the industries that I cover, I seek out-of-favor companies or sectors where the market’s typically short-term outlook often misses long-term value opportunities. I cover healthcare services — a growth industry, as well as the cyclical semiconductor equipment and paper and forest products sectors. Although these are very different industries, this approach helps me identify attractive investments in each area even when the near-term market consensus disagrees.”

Donnalisa Barnum, portfolio counselor“I invest in companies that have some combination of the following: a quality management team, strong research and development, ability to raise prices or cut costs and a strong, positive corporate culture. I prefer growth companies and try to find the disparity between what the ‘street believes’ and what our analysts believe and to buy those companies where I find that inconsistency. Ratios and valuation matter; however, people matter more.”

Dylan Yolles, investment analyst“I try to buy technology companies that are out of favor or trade at depressed valuations — and yet have enduring sources of value such as recurring maintenance revenue streams or strong market franchises. These latter qualities give me the confidence to look beyond bad news that may be pressuring stock prices in the short term.”

Mark Merritt, investment analyst“I cover the retail industry and I think it’s important to try to understand a company’s culture. It is one of the hardest things to figure out, but also one of the most important. In retail, you have tens or hundreds of thousands of employees spread out across the country and it is a big challenge to get that relatively low-paid group to collectively execute on a company’s strategy. I believe that the right culture may be the single biggest clue as to how a company will execute over time.”
[End Sidebar]

[photo a woman walking a horse]
[Begin Sidebar]
The fund’s size and scale have spread fund expenses over many more investors, making the fund’s expenses among the lowest in the industry.
[End Sidebar]

[photo of a horse eating grass]
[Begin Photo Caption]
[photo of Diana Wagner]
Diana Wagner
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark Merritt]
Mark Merritt
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In 2004, the group went to China, Taiwan and Japan to visit technology companies. “Gaining contacts with a global view of the technology value chain was invaluable,” Dylan says. “For example, Taiwanese companies manufacture many components and products sold by U.S. technology companies. Understanding demand trends in Taiwan can therefore lead to broader investment conclusions.”

Diversification of investment views helps

The GFA portfolio is diversified across more than 300 stocks in many industries. It is also diversified across different investment styles and perspectives on the market. It does not run into the problems that confront sector funds or narrowly focused funds that are forced to invest in overheated sectors, industries or markets when valuations go to extremes, Donnalisa says.

“We choose stocks one at a time after extensive research.” Don says. “We love finding unpopular stocks where our research tells us that they are more valuable than the market is currently pricing them. This investment philosophy leads us to portfolios that are not similar to large index funds such as Standard & Poor’s 500 Composite Index. It is not in our DNA to choose a portfolio that mimics the S&P 500.”

[Begin Sidebar]
We love finding unpopular stocks where our research tells us that they are more valuable than the market is currently pricing them.
[End Sidebar]

Summary investment portfolio, August 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Industry Sector diversification

[begin pie chart]
Percent
of net
assets

Information technology	20.16%
Health care	13.65
Energy	13.36
Consumer discretionary	10.55
Financials	7.81
Other industries	23.79
Short-term securities & other assets less liabilities	10.68
[end pie chart]

Largest Equity Holdings	Percent of net assets

Roche Holding	2.25%
Google	2.12
Schlumberger	1.74
Altria Group	1.67
Oracle	1.62
Lowe's Companies	1.58
Microsoft	1.49
Cisco Systems	1.38
Target	1.32
Fannie Mae	1.31

	Shares	Market	Percent
		value	of net
Common stocks - 89.19%		(000)	assets

Information technology - 20.16%
Google Inc., Class A (1)	8,246,700	$3,121,623	2.12%
Oracle Corp. (1)	152,458,700	2,385,979	1.62
Microsoft Corp.	85,325,000	2,191,999	1.49
Cisco Systems, Inc. (1)	92,440,000	2,032,756	1.38
Applied Materials, Inc.	88,815,000	1,499,197	1.02
Taiwan Semiconductor Manufacturing Co. Ltd.	505,752,964	894,443
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	31,786,934	295,936.81
Corning Inc. (1)	53,320,000	1,185,837.81
Samsung Electronics Co., Ltd.	1,676,769	1,134,249.77
Nokia Corp. (ADR)	31,281,500	653,158
Nokia Corp.	21,078,000	440,914.74
Texas Instruments Inc.	29,620,200	965,322.66
Yahoo! Inc. (1)	30,950,554	891,995.61
Other securities		11,955,881	8.13
		29,649,289	20.16

Health care - 13.65%
Roche Holding AG	18,000,000	3,313,215	2.25
Medtronic, Inc.	35,405,000	1,660,494	1.13
AstraZeneca PLC (ADR)	13,072,000	851,510
AstraZeneca PLC (Sweden)	9,278,000	598,420.99
WellPoint, Inc. (1)	17,345,000	1,342,676.91
Zimmer Holdings, Inc. (1)	15,650,000	1,064,200.72
Cardinal Health, Inc.	14,005,000	944,217.64
Forest Laboratories, Inc. (1)	17,843,950	891,841.61
Eli Lilly and Co.	15,480,000	865,796.59
UnitedHealth Group Inc.	15,885,000	825,226.56
Genentech, Inc. (1)	10,000,000	825,200.56
Amgen Inc. (1)	11,335,000	769,987.52
Other securities		6,118,901	4.17
		20,071,683	13.65

Energy - 13.36%
Schlumberger Ltd.	41,811,000	2,563,014	1.74
Suncor Energy Inc.	18,385,952	1,423,187.97
Canadian Natural Resources, Ltd.	26,000,700	1,363,597.93
Devon Energy Corp.	16,919,900	1,057,325.72
Halliburton Co.	27,125,000	884,818.60
Baker Hughes Inc.	11,385,000	810,384.55
EOG Resources, Inc.	12,470,000	808,305.55
Transocean Inc. (1)	11,489,900	766,951.52
ConocoPhillips	11,353,300	720,140.49
Other securities		9,244,072	6.29
		19,641,793	13.36

Consumer discretionary - 10.55%
Lowe's Companies, Inc.	85,814,400	2,322,138	1.58
Target Corp.	39,985,000	1,934,874	1.32
Carnival Corp., units	36,100,000	1,512,590	1.03
Best Buy Co., Inc.	22,663,400	1,065,180.72
News Corp., Class A	47,234,800	898,878.61
Kohl's Corp. (1)	12,840,000	802,628.55
Other securities		6,978,172	4.74
		15,514,460	10.55

Financials - 7.81%
Fannie Mae	36,522,600	1,922,915	1.31
American International Group, Inc.	28,325,200	1,807,714	1.23
Freddie Mac	17,602,300	1,119,506.76
Other securities		6,631,213	4.51
		11,481,348	7.81

Industrials - 7.78%
General Electric Co.	38,710,000	1,318,463.90
Tyco International Ltd.	45,213,900	1,182,343.80
United Parcel Service, Inc., Class B	14,983,500	1,049,594.71
Boeing Co.	12,400,000	928,760.63
General Dynamics Corp.	11,641,400	786,377.54
Other securities		6,172,249	4.20
		11,437,786	7.78

Consumer staples - 5.68%
Altria Group, Inc.	29,436,700	2,458,848	1.67
Walgreen Co.	32,747,100	1,619,671	1.10
Coca-Cola Co.	16,965,000	760,202.52
PepsiCo, Inc.	10,635,000	694,253.47
Other securities		2,821,638	1.92
		8,354,612	5.68

Materials - 3.97%
Barrick Gold Corp.	36,210,000	1,212,311.83
Other securities		4,624,218	3.14
		5,836,529	3.97

Telecommunication services - 2.09%
Sprint Nextel Corp., Series 1	85,919,750	1,453,762.99
Qwest Communications International Inc. (1)	106,563,100	938,821.64
Other securities		681,107.46
		3,073,690	2.09

Utilities - 0.14%
Other securities		214,186.14

Miscellaneous - 4.00%
Other common stocks in initial period of acquisition		5,890,334	4.00

Total common stocks (cost: $101,164,868,000)		131,165,710	89.19

Preferred stocks - 0.00%

Telecommunication services - 0.00%
Other securities		583.00

Total preferred stocks (cost: $21,000,000)		583.00

Convertible securities - 0.00%

Information technology - 0.00%
Other securities		31.00

Total convertible securities (cost: $162,000)		31.00

Bonds & notes - 0.13%

Other - 0.13%
Other securities		189,921.13

Total bonds & notes (cost: $172,966,000)		189,921.13

	Principal
	amount
Short-term securities - 10.58%	(000)

Federal Home Loan Bank 5.025%-5.295% due 9/1-11/29/2006	$2,328,500	2,315,120	1.57
Freddie Mac 4.97%-5.30% due 9/1/2006-2/6/2007	2,200,000	2,181,904	1.48
U.S. Treasury Bills 4.70%-5.081% due 9/7-11/24/2006	1,900,000	1,890,133	1.29
Fannie Mae 4.97%-5.30% due 9/6-12/11/2006	1,350,000	1,341,000.91
Federal Farm Credit Banks 5.03%-5.25% due 9/7/2006-1/25/2007	750,000	746,153.51
International Lease Finance Corp. 5.23%-5.34% due 9/11-11/16/2006	260,000	258,726
AIG Funding, Inc. 5.21%-5.33% due 9/8-10/20/2006	115,000	114,427
American General Finance Corp. 5.24%-5.27% due 9/12-9/22/2006	75,000	74,832.31
Edison Asset Securitization LLC 5.25%-5.37% due 9/22-10/23/2006 (2)	200,000	198,778
General Electric Capital Corp. 5.25%-5.35% due 10/25-10/26/2006	150,000	148,823
General Electric Capital Services, Inc. 5.10%-5.25% due 9/8-11/3/2006	100,000	99,441.30
Other securities		6,189,126	4.21

Total short-term securities (cost: $15,558,016,000)		15,558,463	10.58

Total investment securities (cost: $116,917,012,000)		146,914,708	99.90
Other assets less liabilities		151,636.10

Net assets		$147,066,344	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2006, appear below.

Company	Beginning shares or principal amount	Purchases	Sales	Ending shares or principal amount	Dividend / interest	Market value

Lowe's Companies, Inc.	33,160,400	52,654,000	-	85,814,400	$10,444	$2,322,138
Carnival Corp., units	16,750,000	19,350,000	-	36,100,000	28,400	1,512,590
Applied Materials, Inc.	58,665,000	51,250,000	21,100,000	88,815,000	13,008	1,499,197
Zimmer Holdings, Inc. (1)	-	15,650,000	-	15,650,000	-	1,064,200
Qwest Communications International Inc. (1)	117,900,000	1,500,000	12,836,900	106,563,100	-	938,821
Qwest Capital Funding, Inc. 7.625% 2021	$25,000,000	-	$25,000,000	-	579	-
Qwest Capital Funding, Inc. 7.75% 2031	$53,800,000	-	$53,800,000	-	1,107	-
U S WEST Capital Funding, Inc. 6.50% 2018	$25,250,000	-	$25,250,000	-	544	-
U S WEST Capital Funding, Inc. 6.875% 2028	$36,000,000	-	$36,000,000	-	655	-
Forest Laboratories, Inc. (1)	19,755,600	2,265,000	4,176,650	17,843,950	-	891,841
EOG Resources, Inc.	12,430,000	40,000	-	12,470,000	2,491	808,305
Linear Technology Corp.	15,175,000	4,675,000	-	19,850,000	9,890	675,098
Harrah's Entertainment, Inc.	8,319,036	1,504,000	-	9,823,036	14,062	612,565
Maxim Integrated Products, Inc.	17,640,000	3,200,000	-	20,840,000	10,379	606,444
KLA-Tencor Corp.	10,375,000	2,565,000	-	12,940,000	5,468	568,195
Freeport-McMoRan Copper & Gold Inc., Class B	9,596,000	-	-	9,596,000	32,986	558,583
Limited Brands, Inc.	20,700,000	-	-	20,700,000	12,420	532,611
Potash Corp. of Saskatchewan, Inc.	1,904,000	3,400,000	-	5,304,000	1,825	519,633
Xilinx, Inc.	18,850,000	3,850,000	-	22,700,000	7,264	519,149
Altera Corp. (1)	20,400,000	3,550,000	-	23,950,000	-	484,508
Bunge Ltd.	3,500,000	3,750,000	-	7,250,000	4,168	408,465
CONSOL Energy Inc. (2)	3,700,000	3,700,000	-	7,400,000	2,072	269,878
CONSOL Energy Inc.	1,728,200	1,728,200	-	3,456,400	968	126,055
Newfield Exploration Co. (1)	5,674,800	2,590,000	-	8,264,800	-	357,370
Sealed Air Corp.	3,384,400	1,904,600	-	5,289,000	2,295	274,340
CDW Corp.	3,500,000	500,000	-	4,000,000	2,080	233,200
Sabre Holdings Corp., Class A	7,062,811	-	-	7,062,811	2,754	154,817
Getty Images, Inc. (1)	-	4,050,000	1,000,000	3,050,000	-	138,562
Abraxis BioScience, Inc. (1) (3)	3,800,000	-	1,600,000	2,200,000	-	-
Big Lots, Inc. (1) (3)	3,000,000	3,200,000	1,948,000	4,252,000	-	-
BJ Services Co. (3)	8,975,000	8,975,000	10,650,000	7,300,000	2,525	-
Brinker International, Inc. (3)	5,000,000	-	3,000,000	2,000,000	1,500	-
Burlington Resources, Inc. (3)	20,260,000	-	20,260,000	-	5,666	-
Ceridian Corp. (1) (3)	9,219,900	-	4,219,900	5,000,000	-	-
Express Scripts (3)	9,000,000	-	9,000,000	-	-	-
IAWS Group PLC (3)	-	6,175,000	-	6,175,000	966	-
Michaels Stores, Inc. (3)	6,700,000	-	3,350,000	3,350,000	2,814	-
Microchip Technology (3)	12,755,000	-	4,005,200	8,749,800	9,887	-
Noble Corp. (3)	7,585,000	430,000	2,473,317	5,541,683	1,023	-
Teradyne (1) (3)	12,725,000	-	4,000,000	8,725,000	-	-
UAL Corp. (1) (3)	-	5,000,000	-	5,000,000	-	-
					$190,240	$16,076,565

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $3,922,095,000, which represented 2.67% of the net assets of the fund.

(3) Unaffiliated issuer at 8/31/2006.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $103,815,725)	$130,838,143
Affiliated issuers (cost: $13,101,287)	16,076,565	$146,914,708
Cash denominated in non-U.S. currencies
(cost: $54,619)		54,216
Cash		603
Receivables for:
Sales of investments	154,592
Sales of fund's shares	361,069
Dividends and interest	151,569	667,230
		147,636,757
Liabilities:
Payables for:
Purchases of investments	248,856
Repurchases of fund's shares	182,408
Investment advisory services	30,226
Services provided by affiliates	104,421
Deferred directors' compensation	2,195
Other fees and expenses	2,307	570,413
Net assets at August 31, 2006		$147,066,344

Net assets consist of:
Capital paid in on shares of capital stock		$112,725,579
Undistributed net investment income		740,684
Undistributed net realized gain		3,603,185
Net unrealized appreciation		29,996,896
Net assets at August 31, 2006		$147,066,344

Total authorized capital stock - 5,500,000 shares, $.001 par value (4,637,227 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$78,854,400	2,469,762	$31.93
Class B	6,839,217	221,818	30.83
Class C	9,036,361	294,085	30.73
Class F	17,612,771	554,491	31.76
Class 529-A	1,968,499	61,876	31.81
Class 529-B	423,752	13,681	30.97
Class 529-C	618,577	19,962	30.99
Class 529-E	106,588	3,375	31.58
Class 529-F	51,886	1,632	31.80
Class R-1	245,467	7,885	31.13
Class R-2	2,164,155	69,456	31.16
Class R-3	9,723,600	308,779	31.49
Class R-4	12,557,546	395,777	31.73
Class R-5	6,863,525	214,648	31.98
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $33.88 and $33.75, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2006	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $37,245;
also includes $187,355 from affiliates)	$1,332,610
Interest (includes $2,885 from affiliates)	695,842	$2,028,452

Fees and expenses(*):
Investment advisory services	369,674
Distribution services	469,634
Transfer agent services	84,461
Administrative services	77,421
Reports to shareholders	3,162
Registration statement and prospectus	6,438
Postage, stationery and supplies	8,750
Directors' compensation	462
Auditing and legal	167
Custodian	8,748
State and local taxes	1
Other	516
Total fees and expenses before reimbursements/waivers	1,029,434
Less reimbursements/waivers of fees and expenses:
Investment advisory services	36,967
Administrative services	48
Total fees and expenses after reimbursements/waivers		992,419
Net investment income		1,036,033

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $1,715,271 net gain from affiliates)	4,053,101
Non-U.S. currency transactions	(3,004)	4,050,097
Net unrealized appreciation (depreciation) on:
Investments	6,329,037
Non-U.S. currency translations	142	6,329,179
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		10,379,276
Net increase in net assets resulting
from operations		$11,415,309

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2006	2005
Operations:
Net investment income	$1,036,033	$617,584
Net realized gain on investments and
non-U.S. currency transactions	4,050,097	1,054,704
Net unrealized appreciation
on investments and non-U.S. currency translations	6,329,179	16,660,095
Net increase in net assets
resulting from operations	11,415,309	18,332,383

Dividends and distributions paid to
shareholders:
Dividends from net investment income and non-U.S. currency gain	(674,862)	(281,650)
Distributions from net realized gain
on investments	(924,494)	-
Total dividends and distributions paid
to shareholders	(1,599,356)	(281,650)

Capital share transactions	22,595,190	17,405,596

Total increase in net assets	32,411,143	35,456,329

Net assets:
Beginning of year	114,655,201	79,198,872
End of year (including undistributed
net investment income: $740,684 and $383,091, respectively)	$147,066,344	$114,655,201

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended August 31, 2006, non-U.S. taxes paid on realized gains were $251,000. As of August 31, 2006, non-U.S. taxes provided on unrealized gains were $679,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2006, the fund reclassified $3,255,000 from undistributed net investment income to undistributed net realized gains; and reclassified $323,000 from undistributed net investment income and $166,470,000 from undistributed net realized gains to capital paid-in on the shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$769,408
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through August 31, 2006)*	(1,779)
Undistributed long-term capital gain	3,674,053
Gross unrealized appreciation on investment securities	32,830,951
Gross unrealized depreciation on investment securities	(2,928,873)
Net unrealized appreciation on investment securities	29,902,078
Cost of investment securities	117,012,630
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2006			Year ended August 31, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$445,843	$527,973	$973,816	$196,961	-	$196,961
Class B	-	48,592	48,592	-	-	-
Class C	-	58,820	58,820	-	-	-
Class F	87,642	100,251	187,893	33,311	-	33,311
Class 529-A	9,506	11,506	21,012	3,701	-	3,701
Class 529-B	-	2,743	2,743	-	-	-
Class 529-C	-	3,781	3,781	-	-	-
Class 529-E	299	632	931	20	-	20
Class 529-F	242	254	496	69	-	69
Class R-1	230	1,185	1,415	-	-	-
Class R-2	-	13,343	13,343	-	-	-
Class R-3	32,485	54,873	87,358	9,434	-	9,434
Class R-4	59,655	68,134	127,789	24,656	-	24,656
Class R-5	38,960	32,407	71,367	13,498	-	13,498
Total	$674,862	$924,494	$1,599,356	$281,650	-	$281,650

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.245% on such assets in excess of $130 billion. The board of directors approved an amended agreement effective September 1, 2006, continuing the series of rates to include additional annual rates of 0.242% on daily net assets in excess of $144 billion but not exceeding $166 billion; and 0.239% on such assets in excess of $166 billion. During the year ended August 31, 2006, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2006, total investment advisory services fees waived by CRMC were $36,967,000. As a result, the fee shown on the accompanying financial statements of $369,674,000, which was equivalent to an annualized rate of 0.276%, was reduced to $332,707,000, or 0.249% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2006, unreimbursed expenses subject to reimbursement totaled $7,138,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2006, the total administrative services fees paid by CRMC were $48,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$187,421	$77,580	Not applicable	Not applicable	Not applicable
Class B	66,120	6,881	Not applicable	Not applicable	Not applicable
Class C	82,473	Included in administrative services	$12,096	$1,861	Not applicable
Class F	37,309		12,723	1,404	Not applicable
Class 529-A	3,114		1,500	260	$ 1,715
Class 529-B	3,857		338	152	386
Class 529-C	5,435		477	181	545
Class 529-E	466		81	14	93
Class 529-F	-		36	6	41
Class R-1	1,873		239	56	Not applicable
Class R-2	14,441		2,841	5,192	Not applicable
Class R-3	41,077		11,634	2,690	Not applicable
Class R-4	26,048		15,492	163	Not applicable
Class R-5	Not applicable		5,148	57	Not applicable
Total	$469,634	$84,461	$62,605	$12,036	$2,780

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $462,000, shown on the accompanying financial statements, includes $305,000 in current fees (either paid in cash or deferred) and a net increase of $157,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2006
Class A	$14,458,668	463,064	$936,264	30,378	$(10,006,575)	(320,708)	$5,388,357	172,734
Class B	823,189	27,187	46,761	1,563	(620,386)	(20,541)	249,564	8,209
Class C	2,377,709	78,847	56,267	1,886	(1,037,829)	(34,430)	1,396,147	46,303
Class F	6,741,333	216,406	156,176	5,094	(2,480,307)	(79,812)	4,417,202	141,688
Class 529-A	522,834	16,805	21,012	684	(85,598)	(2,746)	458,248	14,743
Class 529-B	73,313	2,412	2,743	91	(14,256)	(469)	61,800	2,034
Class 529-C	168,188	5,528	3,781	126	(38,240)	(1,255)	133,729	4,399
Class 529-E	28,956	936	931	30	(5,552)	(179)	24,335	787
Class 529-F	21,303	681	496	17	(2,664)	(85)	19,135	613
Class R-1	153,153	5,004	1,406	46	(42,793)	(1,394)	111,766	3,656
Class R-2	906,870	29,689	13,338	441	(458,510)	(14,959)	461,698	15,171
Class R-3	4,432,439	143,562	87,347	2,868	(1,757,738)	(56,800)	2,762,048	89,630
Class R-4	5,699,587	182,999	127,670	4,167	(2,020,474)	(65,033)	3,806,783	122,133
Class R-5	4,050,715	130,036	70,624	2,291	(816,961)	(26,081)	3,304,378	106,246
Total net increase
(decrease)	$40,458,257	1,303,156	$1,524,816	49,682	$(19,387,883)	(624,492)	$22,595,190	728,346

Year ended August 31, 2005
Class A	$11,936,861	441,726	$188,689	7,094	$(8,043,207)	(297,741)	$4,082,343	151,079
Class B	792,730	30,457	-	-	(487,396)	(18,609)	305,334	11,848
Class C	1,888,048	72,219	-	-	(726,215)	(27,757)	1,161,833	44,462
Class F	4,413,012	163,978	28,586	1,080	(1,339,348)	(49,720)	3,102,250	115,338
Class 529-A	411,150	15,278	3,701	139	(46,982)	(1,733)	367,869	13,684
Class 529-B	73,941	2,818	-	-	(8,482)	(320)	65,459	2,498
Class 529-C	129,269	4,900	-	-	(19,885)	(747)	109,384	4,153
Class 529-E	22,803	854	20	1	(2,601)	(97)	20,222	758
Class 529-F	11,393	427	69	2	(1,256)	(46)	10,206	383
Class R-1	77,632	2,932	-	-	(28,663)	(1,077)	48,969	1,855
Class R-2	766,575	28,964	-	-	(277,631)	(10,385)	488,944	18,579
Class R-3	3,313,918	124,192	9,421	358	(952,949)	(35,566)	2,370,390	88,984
Class R-4	4,688,956	175,888	24,612	930	(1,063,809)	(39,544)	3,649,759	137,274
Class R-5	2,033,183	75,500	13,271	499	(423,820)	(15,721)	1,622,634	60,278
Total net increase
(decrease)	$30,559,471	1,140,133	$268,369	10,103	$(13,422,244)	(499,063)	$17,405,596	651,173

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $45,132,538,000 and $26,835,115,000, respectively, during the year ended August 31, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2006	$29.51	$.28		$2.56	$2.84	$(.19)	$(.23)	$(.42)	$31.93	9.66%	$78,854.65%				.63%		.89%
Year ended 8/31/2005	24.43	.21		4.96	5.17	(.09)	-	(.09)	29.51	21.20	67,793.68				.66		.76
Year ended 8/31/2004	22.49	.05		1.90	1.95	(.01)	-	(.01)	24.43	8.65	52,432.70				.70		.20
Year ended 8/31/2003	18.57	.06		3.88	3.94	(.02)	-	(.02)	22.49	21.23	41,267.76				.76		.28
Year ended 8/31/2002	23.20	.04		(4.62)	(4.58)	(.05)	-	(.05)	18.57	(19.80)	30,644.75				.75		.18
Class B:
Year ended 8/31/2006	28.55	.04		2.47	2.51	-	(.23)	(.23)	30.83	8.80	6,839		1.40		1.38		.14
Year ended 8/31/2005	23.73	-	(5)	4.82	4.82	-	-	-	28.55	20.31	6,098		1.43		1.41		.01
Year ended 8/31/2004	22.00	(.13)		1.86	1.73	-	-	-	23.73	7.86	4,788		1.44		1.44		(.55)
Year ended 8/31/2003	18.28	(.09)		3.81	3.72	-	-	-	22.00	20.35	3,490		1.53		1.53		(.49)
Year ended 8/31/2002	22.98	(.13)		(4.57)	(4.70)	-	-	-	18.28	(20.45)	2,170		1.52		1.52		(.60)
Class C:
Year ended 8/31/2006	28.47	.02		2.47	2.49	-	(.23)	(.23)	30.73	8.75	9,036		1.47		1.44		.07
Year ended 8/31/2005	23.68	(.01)		4.80	4.79	-	-	-	28.47	20.23	7,054		1.48		1.46		(.05)
Year ended 8/31/2004	21.96	(.14)		1.86	1.72	-	-	-	23.68	7.83	4,814		1.50		1.50		(.60)
Year ended 8/31/2003	18.26	(.10)		3.80	3.70	-	-	-	21.96	20.26	2,762		1.55		1.55		(.52)
Year ended 8/31/2002	22.95	(.13)		(4.56)	(4.69)	-	-	-	18.26	(20.44)	1,370		1.55		1.55		(.63)
Class F:
Year ended 8/31/2006	29.37	.28		2.54	2.82	(.20)	(.23)	(.43)	31.76	9.62	17,613.64				.61		.91
Year ended 8/31/2005	24.33	.20		4.94	5.14	(.10)	-	(.10)	29.37	21.18	12,122.70				.68		.73
Year ended 8/31/2004	22.41	.04		1.90	1.94	(.02)	-	(.02)	24.33	8.66	7,237.72				.72		.17
Year ended 8/31/2003	18.53	.05		3.87	3.92	(.04)	-	(.04)	22.41	21.22	3,721.75				.75		.28
Year ended 8/31/2002	23.19	.03		(4.61)	(4.58)	(.08)	-	(.08)	18.53	(19.83)	1,576.77				.77		.15
Class 529-A:
Year ended 8/31/2006	29.42	.27		2.54	2.81	(.19)	(.23)	(.42)	31.81	9.57	1,968.68				.66		.86
Year ended 8/31/2005	24.38	.19		4.95	5.14	(.10)	-	(.10)	29.42	21.13	1,386.73				.71		.69
Year ended 8/31/2004	22.47	.04		1.90	1.94	(.03)	-	(.03)	24.38	8.63	815.74				.74		.16
Year ended 8/31/2003	18.56	.07		3.88	3.95	(.04)	-	(.04)	22.47	21.35	409.67				.67		.36
Period from 2/15/2002 to 8/31/2002	22.62	.01		(4.07)	(4.06)	-	-	-	18.56	(17.95)	144.86			(6)	.86	(6)	.07	(6)
Class 529-B:
Year ended 8/31/2006	28.71	.01		2.48	2.49	-	(.23)	(.23)	30.97	8.68	424		1.52		1.50		.02
Year ended 8/31/2005	23.91	(.04)		4.84	4.80	-	-	-	28.71	20.08	335		1.59		1.57		(.16)
Year ended 8/31/2004	22.20	(.18)		1.89	1.71	-	-	-	23.91	7.70	219		1.62		1.62		(.72)
Year ended 8/31/2003	18.48	(.12)		3.84	3.72	-	-	-	22.20	20.13	120		1.66		1.66		(.63)
Period from 2/15/2002 to 8/31/2002	22.62	(.08)		(4.06)	(4.14)	-	-	-	18.48	(18.30)	39		1.66	(6)	1.66	(6)	(.74)	(6)
Class 529-C:
Year ended 8/31/2006	28.72	.01		2.49	2.50	-	(.23)	(.23)	30.99	8.71	619		1.52		1.49		.03
Year ended 8/31/2005	23.91	(.04)		4.85	4.81	-	-	-	28.72	20.12	447		1.58		1.56		(.15)
Year ended 8/31/2004	22.21	(.17)		1.87	1.70	-	-	-	23.91	7.65	273		1.61		1.61		(.71)
Year ended 8/31/2003	18.48	(.12)		3.85	3.73	-	-	-	22.21	20.18	136		1.65		1.65		(.61)
Period from 2/15/2002 to 8/31/2002	22.62	(.08)		(4.06)	(4.14)	-	-	-	18.48	(18.30)	45		1.64	(6)	1.64	(6)	(.72)	(6)
Class 529-E:
Year ended 8/31/2006	29.23	.17		2.52	2.69	(.11)	(.23)	(.34)	31.58	9.21	107		1.00		.97		.54
Year ended 8/31/2005	24.22	.10		4.92	5.02	(.01)	-	(.01)	29.23	20.73	76		1.06		1.04		.36
Year ended 8/31/2004	22.37	(.05)		1.90	1.85	-	-	-	24.22	8.27	44		1.09		1.09		(.19)
Year ended 8/31/2003	18.55	(.02)		3.87	3.85	(.03)	-	(.03)	22.37	20.78	23		1.11		1.11		(.08)
Period from 3/1/2002 to 8/31/2002	22.95	(.02)		(4.38)	(4.40)	-	-	-	18.55	(19.17)	6.56				.56		(.10)
Class 529-F:
Year ended 8/31/2006	29.38	.33		2.53	2.86	(.21)	(.23)	(.44)	31.80	9.79	52.50				.47		1.05
Year ended 8/31/2005	24.34	.19		4.94	5.13	(.09)	-	(.09)	29.38	21.12	30.72				.70		.70
Year ended 8/31/2004	22.45	.02		1.89	1.91	(.02)	-	(.02)	24.34	8.53	16.84				.84		.07
Period from 9/16/2002 to 8/31/2003	18.39	.03		4.06	4.09	(.03)	-	(.03)	22.45	22.27	5.86			(6)	.86	(6)	.16	(6)

Class R-1:
Year ended 8/31/2006	$28.88	$.03		$2.49	$2.52	$(.04)	$(.23)	$(.27)	$31.13	8.75%	$245		1.45%		1.42%		.11%
Year ended 8/31/2005	24.02	(.01)		4.87	4.86	-	-	-	28.88	20.23	122		1.47		1.44		(.05)
Year ended 8/31/2004	22.28	(.15)		1.89	1.74	-	-	-	24.02	7.81	57		1.51		1.51		(.61)
Year ended 8/31/2003	18.53	(.11)		3.87	3.76	(.01)	-	(.01)	22.28	20.29	23		1.59		1.53		(.53)
Period from 6/6/2002 to 8/31/2002	21.08	(.03)		(2.52)	(2.55)	-	-	-	18.53	(12.10)	1.46				.36		(.16)
Class R-2:
Year ended 8/31/2006	28.86	.03		2.50	2.53	-	(.23)	(.23)	31.16	8.77	2,164		1.46		1.43		.09
Year ended 8/31/2005	24.01	(.01)		4.86	4.85	-	-	-	28.86	20.20	1,567		1.51		1.45		(.04)
Year ended 8/31/2004	22.26	(.14)		1.89	1.75	-	-	-	24.01	7.86	857		1.60		1.48		(.57)
Year ended 8/31/2003	18.53	(.10)		3.86	3.76	(.03)	-	(.03)	22.26	20.29	305		1.82		1.49		(.49)
Period from 5/21/2002 to 8/31/2002	22.11	(.03)		(3.55)	(3.58)	-	-	-	18.53	(16.19)	8.49				.42		(.17)
Class R-3:
Year ended 8/31/2006	29.15	.18		2.52	2.70	(.13)	(.23)	(.36)	31.49	9.30	9,724.96				.94		.59
Year ended 8/31/2005	24.18	.12		4.91	5.03	(.06)	-	(.06)	29.15	20.83	6,389.96				.94		.46
Year ended 8/31/2004	22.35	(.03)		1.88	1.85	(.02)	-	(.02)	24.18	8.28	3,148		1.05		1.05		(.14)
Year ended 8/31/2003	18.55	(.02)		3.86	3.84	(.04)	-	(.04)	22.35	20.75	743		1.11		1.11		(.11)
Period from 5/21/2002 to 8/31/2002	22.11	(.01)		(3.55)	(3.56)	-	-	-	18.55	(16.10)	11.33				.31		(.06)
Class R-4:
Year ended 8/31/2006	29.35	.27		2.54	2.81	(.20)	(.23)	(.43)	31.73	9.60	12,558.69				.66		.86
Year ended 8/31/2005	24.35	.19		4.94	5.13	(.13)	-	(.13)	29.35	21.15	8,032.70				.68		.72
Year ended 8/31/2004	22.44	.05		1.90	1.95	(.04)	-	(.04)	24.35	8.70	3,320.71				.71		.20
Year ended 8/31/2003	18.57	.05		3.87	3.92	(.05)	-	(.05)	22.44	21.19	401.74				.74		.26
Period from 5/28/2002 to 8/31/2002	22.01	.01		(3.45)	(3.44)	-	-	-	18.57	(15.63)	3.25				.20		.05
Class R-5:
Year ended 8/31/2006	29.56	.37		2.55	2.92	(.27)	(.23)	(.50)	31.98	9.92	6,863.39				.36		1.17
Year ended 8/31/2005	24.50	.28		4.97	5.25	(.19)	-	(.19)	29.56	21.52	3,204.40				.38		1.02
Year ended 8/31/2004	22.52	.12		1.91	2.03	(.05)	-	(.05)	24.50	9.02	1,179.41				.41		.50
Year ended 8/31/2003	18.58	.11		3.89	4.00	(.06)	-	(.06)	22.52	21.61	297.43				.43		.56
Period from 5/15/2002 to 8/31/2002	22.40	.03		(3.85)	(3.82)	-	-	-	18.58	(17.05)	95.13				.13		.14

	Year ended August 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	22%	20%	19%	25%	30%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.

See Notes to Financial Statements


Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the “Fund”), including the summary investment portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
October 5, 2006


Tax information       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2006:

Long-term capital gains	$924,494,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$128,433,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006, through August 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2006	Ending account value 8/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,010.78	$3.14	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	1,006.85	6.93	1.37
Class B -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C -- actual return	1,000.00	1,006.87	7.23	1.43
Class C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F -- actual return	1,000.00	1,010.83	3.04	.60
Class F -- assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 529-A -- actual return	1,000.00	1,010.48	3.29	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-B -- actual return	1,000.00	1,006.18	7.53	1.49
Class 529-B -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C -- actual return	1,000.00	1,006.49	7.49	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E -- actual return	1,000.00	1,008.95	4.91	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F -- actual return	1,000.00	1,011.46	2.38	.47
Class 529-F -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 -- actual return	1,000.00	1,006.81	7.23	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	1,006.78	7.18	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	1,009.29	4.71	.93
Class R-3 -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 -- actual return	1,000.00	1,010.51	3.34	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 -- actual return	1,000.00	1,012.36	1.83	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.39	1.84	.36

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2007. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $144 billion and $166 billion. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the depth and quality of CRMC’s investment professionals providing services to the fund in light of the substantial growth in fund assets over recent years, and whether it would be in the best interests of the fund’s shareholders to restrict further growth in fund assets; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with the average returns of all funds included in the Lipper Multi-Cap Growth Funds category (the Lipper category that includes the fund), the average returns of all funds included in the Lipper Multi-Cap Core Funds, the Lipper Multi-Cap Growth Funds and Multi-Cap Core Funds Indexes, and the average returns of a group of selected growth funds which had assets over $2 billion as of December 31, 1995, and had been in continuous operation since that time. The board and the committee noted that for 2005 and for the five- and 10-year periods ended March 31, 2006, the fund’s investment results were better than all of these measurements (except for the five-year comparison to the funds in the Multi-Cap Core Funds Index, which was slightly below the average).

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds (excluding index funds and funds of funds) in the Lipper Multi-Cap Growth Index and the Lipper Multi-Cap Core Index, and with the effective advisory fees at various asset levels of a number of the largest other funds in the Multi-Cap Growth Funds Index (the “selected large funds”). The board and the committee observed that the fund’s advisory fees and expenses were well below the medians for all such other funds in the Lipper Indexes as of the end of each of the fund’s last 10 fiscal years, and that the fund’s effective advisory fee rates were below those of all of the selected large funds at asset levels in excess of approximately $5 billion. The board and the committee also discussed with management appropriate future advisory fee breakpoints in light of the substantial growth in fund assets, and established new breakpoints if and when the fund’s net assets exceed $144 billion and $166 billion. They also noted that the 5% advisory fee waiver that CRMC put into effect in September 2004 was increased to 10% on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of CRMC’s current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Board of directors and officers

“Independent” directors

“Non-interested” directors	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 60	2003	Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert J. Denison, 65	2005	Chair, First Security Management (private investments)

Robert A. Fox, 69	1970	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 58	1993	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 69	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 71	1998	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 71	1989	President Emeritus, Keck Graduate Institute of
Chairman of the Board		Applied Life Sciences
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 72	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 60	6	Ducommun Incorporated

Robert J. Denison, 65	6	None

Robert A. Fox, 69	7	Chemtura Corporation

Leonade D. Jones, 58	6	None

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 71	6	None

Henry E. Riggs, 71	4	None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 72	6	First Energy Corporation

“Interested” directors[4]

Year first
elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James F. Rothenberg, 60	1997	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director, American Funds
Distributors, Inc.;[5] Director, The Capital Group
Companies, Inc.;[5] Director, Capital Group
Research, Inc.[5]

Donald D. O’Neal, 46	1995	Senior Vice President and Director, Capital
President		Research and Management Company

“Interested” directors[4]

Number of
portfolios
in fund
complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James F. Rothenberg, 60 2	None
Vice Chairman of the Board

Donald D. O’Neal, 46 3	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 All of the officers listed, except Messrs. Beleson, Merritt and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Gordon Crawford, 59	1992	Senior Vice President, Capital Research and
Senior Vice President		Management Company

Paul G. Haaga, Jr., 57	1994	Vice Chairman of the Board, Capital Research and
Senior Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Michael T. Kerr, 47	1998	Vice President, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital Research Company[5]

Bradley J. Vogt,[6] 41	1999	President and Director, Capital Research Company;[5]
Senior Vice President		Director, American Funds Distributors, Inc.[5]

Richard M. Beleson,[6] 52	1992	Senior Vice President, Capital Research Company[5]
Vice President

Mark E. Merritt,[6] 37	2004	Senior Vice President, Capital Research Company[5]
Vice President

Patrick F. Quan, 48	1986-1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 35	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 40	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2804

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2006, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
> The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds              Capital Research and Management                  Capital International                 Capital Guardian                      Capital Bank and Trust

Lit. No. MFGEAR-905-1006P

Litho in USA AGD/AL/8057-S7512

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Leonade D. Jones, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$67,000
2006	$73,000
b) Audit-Related Fees:
2005	None
2006	$32,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$428,000
2006	$415,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$6,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,167,000 for fiscal year 2005 and $755,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds®]

The Growth Fund of America®
Investment portfolio

August 31, 2006

Common stocks — 89.19%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 20.16%
Google Inc., Class A1	8,246,700	$3,121,623
Oracle Corp.[1]	152,458,700	2,385,979
Microsoft Corp.	85,325,000	2,191,999
Cisco Systems, Inc.[1]	92,440,000	2,032,756
Applied Materials, Inc.[2]	88,815,000	1,499,197
Taiwan Semiconductor Manufacturing Co. Ltd.	505,752,964	894,443
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	31,786,934	295,936
Corning Inc.[1]	53,320,000	1,185,837
Samsung Electronics Co., Ltd.	1,676,769	1,134,249
Nokia Corp. (ADR)	31,281,500	653,158
Nokia Corp.	21,078,000	440,914
Texas Instruments Inc.	29,620,200	965,322
Yahoo! Inc.[1]	30,950,554	891,995
Linear Technology Corp.[2]	19,850,000	675,098
Maxim Integrated Products, Inc.[2]	20,840,000	606,444
eBay Inc.[1]	21,279,500	592,847
Symantec Corp.[1]	31,713,500	591,140
KLA-Tencor Corp.[2]	12,940,000	568,195
Micron Technology, Inc.[1]	32,660,000	564,365
Intel Corp.	26,700,000	521,718
Xilinx, Inc.[2]	22,700,000	519,149
Altera Corp.[1,2]	23,950,000	484,508
Analog Devices, Inc.	15,216,666	466,239
Dell Inc.[1]	18,847,500	425,011
International Business Machines Corp.	5,195,000	420,639
First Data Corp.	9,350,000	401,770
Automatic Data Processing, Inc.	8,000,000	377,600
Intuit Inc.[1]	10,148,200	306,679
Microchip Technology Inc.	8,749,800	298,893
ASML Holding NV (New York registered)[1]	9,625,000	212,327
ASML Holding NV1	3,000,000	65,480
Murata Manufacturing Co., Ltd.	3,524,000	242,476
CDW Corp.[2]	4,000,000	233,200
EMC Corp.[1]	18,500,000	215,525
Rohm Co., Ltd.	2,232,000	206,987
Advanced Micro Devices, Inc.[1]	8,000,000	199,920
Motorola, Inc.	8,276,500	193,505
Flextronics International Ltd.[1]	16,065,000	189,567
LG.Philips LCD Co., Ltd. (ADR)[1]	9,500,000	188,765
Hon Hai Precision Industry Co., Ltd.[3]	32,838,236	185,422
Iron Mountain Inc.[1]	4,500,000	184,455
Hirose Electric Co., Ltd.	1,361,200	176,424
Sun Microsystems, Inc.[1]	33,846,700	168,895
Sabre Holdings Corp., Class A2	7,062,811	154,817
Hoya Corp.	4,204,000	152,866
AU Optronics Corp.	92,553,740	137,202
Lam Research Corp.[1]	3,000,000	128,370
Teradyne, Inc.[1]	8,725,000	122,499
Ceridian Corp.[1]	5,000,000	119,350
Solectron Corp.[1]	36,561,600	114,803
Mediatek Incorporation	11,869,477	108,390
Agere Systems Inc., Class A1	5,773,929	87,995
Fiserv, Inc.[1]	1,500,000	66,255
National Instruments Corp.	2,250,000	62,460
Diebold, Inc.	1,468,000	61,524
Paychex, Inc.	1,701,200	61,090
Yahoo Japan Corp.	136,000	51,016
Jabil Circuit, Inc.	1,640,000	44,001
		29,649,289

HEALTH CARE — 13.65%
Roche Holding AG	18,000,000	3,313,215
Medtronic, Inc.	35,405,000	1,660,494
AstraZeneca PLC (ADR)	13,072,000	851,510
AstraZeneca PLC (Sweden)	9,278,000	598,420
WellPoint, Inc.[1]	17,345,000	1,342,676
Zimmer Holdings, Inc.[1,2]	15,650,000	1,064,200
Cardinal Health, Inc.	14,005,000	944,217
Forest Laboratories, Inc.[1,2]	17,843,950	891,841
Eli Lilly and Co.	15,480,000	865,796
UnitedHealth Group Inc.	15,885,000	825,226
Genentech, Inc.[1]	10,000,000	825,200
Amgen Inc.[1]	11,335,000	769,987
Sanofi-Aventis	6,966,000	624,307
Schering-Plough Corp.	25,778,200	540,053
Medco Health Solutions, Inc.[1]	7,327,000	464,312
Alcon, Inc.	3,275,000	385,762
Biogen Idec Inc.[1]	8,185,000	361,286
Allergan, Inc.	3,085,000	353,418
Stryker Corp.	7,325,000	351,820
Novo Nordisk A/S, Class B	4,763,700	351,792
Abbott Laboratories	6,500,000	316,550
Aetna Inc.	8,060,000	300,396
Gilead Sciences, Inc.[1]	4,580,000	290,372
Celgene Corp.[1]	6,800,000	276,692
McKesson Corp.	4,900,000	248,920
Merck & Co., Inc.	6,000,000	243,300
MedImmune, Inc.[1]	6,055,000	167,360
DaVita Inc.[1]	2,000,000	116,720
CIGNA Corp.	1,000,000	113,070
Amylin Pharmaceuticals, Inc.[1]	2,425,000	109,925
Sepracor Inc.[1]	2,000,000	94,020
Lincare Holdings Inc.[1]	2,200,000	81,466
AMERIGROUP Corp.[1]	2,440,000	76,958
ICOS Corp.[1]	2,700,000	66,366
Abraxis BioScience, Inc.[1]	2,200,000	54,736
Martek Biosciences Corp.[1]	1,507,500	45,331
Affymetrix, Inc.[1]	2,000,000	42,620
Chugai Pharmaceutical Co., Ltd.	1,535,100	33,988
Applera Corp. - Celera Genomics Group[1]	528,800	7,361
		20,071,683

ENERGY — 13.36%
Schlumberger Ltd.	41,811,000	2,563,014
Suncor Energy Inc.	18,385,952	1,423,187
Canadian Natural Resources, Ltd.	26,000,700	1,363,597
Devon Energy Corp.	16,919,900	1,057,325
Halliburton Co.	27,125,000	884,818
Baker Hughes Inc.	11,385,000	810,384
EOG Resources, Inc.[2]	12,470,000	808,305
Transocean Inc.[1]	11,489,900	766,951
ConocoPhillips	11,353,300	720,140
Petro-Canada	15,885,900	677,645
Cameco Corp. (Canada)	9,000,000	367,971
Cameco Corp.	7,410,000	303,440
BG Group PLC	46,516,737	607,603
OAO LUKOIL (ADR)	6,930,000	580,041
Occidental Petroleum Corp.	11,330,000	577,717
Shell Canada Ltd.	17,500,000	567,781
Nexen Inc.	8,510,517	495,248
Anadarko Petroleum Corp.	10,000,000	469,100
CONSOL Energy Inc.[2,4]	7,400,000	269,878
CONSOL Energy Inc.[2]	3,456,400	126,055
Noble Corp.	5,541,683	362,371
Imperial Oil Ltd.	9,591,854	360,529
Newfield Exploration Co.[1,2]	8,264,800	357,370
MOL Magyar Olaj- és Gázipari Rt., Class A	3,490,800	354,207
Diamond Offshore Drilling, Inc.	4,625,000	335,220
Smith International, Inc.	7,958,000	333,997
Apache Corp.	4,050,000	264,384
Exxon Mobil Corp.	3,900,000	263,913
BJ Services Co.	7,300,000	250,463
Talisman Energy Inc.	13,755,000	241,813
Norsk Hydro ASA (ADR)	7,839,000	203,814
National Oilwell Varco Inc.[1]	2,450,000	159,985
Arch Coal, Inc.	4,800,000	157,200
Chevron Corp.	2,378,732	153,190
Peabody Energy Corp.	2,830,000	124,718
Murphy Oil Corp.	2,281,000	111,564
ENSCO International Inc.	2,050,000	91,615
Rowan Companies, Inc.	2,200,000	75,240
		19,641,793

CONSUMER DISCRETIONARY — 10.55%
Lowe’s Companies, Inc.[2]	85,814,400	2,322,138
Target Corp.	39,985,000	1,934,874
Carnival Corp., units[2]	36,100,000	1,512,590
Best Buy Co., Inc.	22,663,400	1,065,180
News Corp., Class A	47,234,800	898,878
Kohl’s Corp.[1]	12,840,000	802,628
Starbucks Corp.[1]	20,423,400	633,330
Harrah’s Entertainment, Inc.[2]	9,823,036	612,565
Limited Brands, Inc.[2]	20,700,000	532,611
Time Warner Inc.	31,000,000	515,220
Liberty Media Holding Corp., Liberty Interactive, Series A1	13,137,500	250,401
Liberty Media Holding Corp., Liberty Capital, Series A1	2,627,500	226,832
IAC/InterActiveCorp[1]	12,557,500	357,638
Comcast Corp., Class A1	5,750,000	201,250
Comcast Corp., Class A, special nonvoting stock[1]	4,000,000	139,640
YUM! Brands, Inc.	5,300,000	259,064
Johnson Controls, Inc.	3,400,000	244,562
Garmin Ltd.	5,225,200	244,330
Yamada Denki Co., Ltd.	1,900,000	203,866
Expedia, Inc.[1]	12,375,000	201,960
International Game Technology	5,000,000	193,400
Magna International Inc., Class A	2,601,000	187,142
Harley-Davidson, Inc.	2,957,200	173,026
Clear Channel Communications, Inc.	5,573,500	161,854
Toyota Motor Corp.	2,730,000	148,089
Michaels Stores, Inc.	3,350,000	144,218
CarMax, Inc.[1]	3,775,000	142,280
Getty Images, Inc.[1,2]	3,050,000	138,562
Ross Stores, Inc.	5,067,000	124,091
Apollo Group, Inc., Class A1	2,145,000	107,700
OSI Restaurant Partners, Inc.	2,940,000	91,052
Discovery Holding Co., Class A1	6,103,500	85,510
TJX Companies, Inc.	3,000,000	80,250
Big Lots, Inc.[1]	4,252,000	78,024
Brinker International, Inc.	2,000,000	76,940
Gap, Inc.	4,567,600	76,781
Lennar Corp., Class A	1,500,000	67,260
Gentex Corp.	4,600,000	66,608
XM Satellite Radio Holdings Inc., Class A1	3,835,000	49,702
E.W. Scripps Co., Class A	1,000,000	45,470
A. H. Belo Corp., Class A	2,773,700	45,211
DreamWorks Animation SKG, Inc., Class A1	2,085,000	44,181
MGM Mirage, Inc.[1]	772,200	27,552
		15,514,460

FINANCIALS — 7.81%
Fannie Mae	36,522,600	1,922,915
American International Group, Inc.	28,325,200	1,807,714
Freddie Mac	17,602,300	1,119,506
Banco Bradesco SA, preferred nominative (ADR)	20,898,300	683,792
Berkshire Hathaway Inc., Class A1	6,630	637,123
Citigroup Inc.	11,200,000	552,720
Mitsubishi Estate Co., Ltd.	25,210,000	543,143
Wells Fargo & Co.	12,310,000	427,772
Mitsubishi UFJ Financial Group, Inc.	25,730	350,575
SunTrust Banks, Inc.	4,140,000	316,296
Mellon Financial Corp.	8,481,400	315,763
Mizuho Financial Group, Inc.	38,500	311,134
Bank of New York Co., Inc.	9,195,000	310,331
State Street Corp.	5,000,000	309,000
Marsh & McLennan Companies, Inc.	10,350,900	270,780
ICICI Bank Ltd.	20,000,000	257,355
Golden West Financial Corp.	3,090,500	233,302
XL Capital Ltd., Class A	3,545,000	232,694
Marshall & Ilsley Corp.	4,400,000	205,172
AFLAC Inc.	3,925,000	176,900
Chubb Corp.	3,000,000	150,480
HDFC Bank Ltd.	6,347,000	116,476
AXIS Capital Holdings Ltd.	3,140,000	101,830
Protective Life Corp.	1,500,000	69,045
Umpqua Holdings Corp.	2,175,000	59,530
		11,481,348

INDUSTRIALS— 7.78%
General Electric Co.	38,710,000	1,318,463
Tyco International Ltd.	45,213,900	1,182,343
United Parcel Service, Inc., Class B	14,983,500	1,049,594
Boeing Co.	12,400,000	928,760
General Dynamics Corp.	11,641,400	786,377
Southwest Airlines Co.	38,868,877	673,209
Illinois Tool Works Inc.	13,040,000	572,456
Caterpillar Inc.	7,966,000	528,544
Mitsubishi Heavy Industries, Ltd.	125,464,000	525,660
Deutsche Post AG	12,860,000	325,607
Raytheon Co.	6,700,000	316,307
Mitsubishi Corp.	14,501,300	295,138
Lockheed Martin Corp.	3,330,000	275,058
Burlington Northern Santa Fe Corp.	3,950,000	264,453
Ryanair Holdings PLC (ADR)[1]	4,300,000	235,941
Robert Half International Inc.	7,610,000	235,453
3M Co.	3,000,000	215,100
Cintas Corp.	5,783,200	214,152
Northrop Grumman Corp.	3,182,000	212,589
Monster Worldwide, Inc.[1]	4,939,500	201,235
Union Pacific Corp.	2,000,000	160,700
Bombardier Inc., Class B1	51,528,250	156,471
Allied Waste Industries, Inc.[1]	14,000,000	144,760
UAL Corp.[1]	5,000,000	125,000
ChoicePoint Inc.[1]	3,440,000	124,356
Manpower Inc.	1,800,000	106,398
FedEx Corp.	1,000,000	101,030
Avery Dennison Corp.	1,598,000	98,980
JetBlue Airways Corp.[1]	6,216,000	63,652
		11,437,786

CONSUMER STAPLES — 5.68%
Altria Group, Inc.	29,436,700	2,458,848
Walgreen Co.	32,747,100	1,619,671
Coca-Cola Co.	16,965,000	760,202
PepsiCo, Inc.	10,635,000	694,253
Seven & I Holdings Co., Ltd.	14,980,000	529,396
Bunge Ltd.[2]	7,250,000	408,465
Wm. Wrigley Jr. Co.	7,182,500	333,412
Anheuser-Busch Companies, Inc.	4,908,400	242,377
Wal-Mart Stores, Inc.	4,750,000	212,420
Kerry Group PLC, Class A	8,965,824	199,593
Avon Products, Inc.	5,950,000	170,824
IAWS Group PLC	6,175,000	124,746
Procter & Gamble Co.	1,983,000	122,748
Kirin Brewery Co., Ltd.	8,292,000	115,168
Whole Foods Market, Inc.	1,949,600	104,537
SYSCO Corp.	3,302,000	103,650
Constellation Brands, Inc., Class A1	3,200,000	87,328
General Mills, Inc.	1,235,000	66,974
		8,354,612

MATERIALS — 3.97%
Barrick Gold Corp.	36,210,000	1,212,311
Freeport-McMoRan Copper & Gold Inc., Class B2	9,596,000	558,583
Potash Corp. of Saskatchewan Inc.[2]	5,304,000	519,633
Newmont Mining Corp.	8,845,000	453,306
Phelps Dodge Corp.	5,000,000	447,500
Inco Ltd.	5,000,000	389,750
Alcoa Inc.	12,500,000	357,375
Monsanto Co.	7,007,034	332,414
CRH PLC	9,389,813	325,201
BHP Billiton Ltd.	15,216,661	321,142
Sealed Air Corp.[2]	5,289,000	274,340
Rio Tinto PLC	5,156,472	260,684
Newcrest Mining Ltd.	13,250,000	196,856
USX Corp.	3,021,000	175,732
Dow Chemical Co.	306,900	11,702
		5,836,529

TELECOMMUNICATION SERVICES — 2.09%
Sprint Nextel Corp., Series 1	85,919,750	1,453,762
Qwest Communications International Inc.[1,2]	106,563,100	938,821
KDDI Corp.	43,000	283,786
Bharti Airtel Ltd.[1]	21,000,000	185,915
Telephone and Data Systems, Inc., Special Common Shares	2,303,100	94,381
Telephone and Data Systems, Inc.	1,993,100	84,527
Embarq Corp.[1]	689,237	32,498
Broadview Networks Holdings, Inc., Class A1,3,4	31,812	0
		3,073,690

UTILITIES — 0.14%
Questar Corp.	2,475,000	214,186

MISCELLANEOUS — 4.00%
Other common stocks in initial period of acquisition		5,890,334

Total common stocks (cost: $101,164,868,000)		131,165,710

Preferred stocks — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc.[1,3,4]	1,272	583

Total preferred stocks (cost: $21,000,000)		583

Convertible securities — 0.00%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 0.00%
ProAct Technologies Corp., Series C, convertible preferred[1,3,4]	6,500,000	$31

Total convertible securities (cost: $162,000)		31

Bonds & notes — 0.13%	Principal amount (000)

CONSUMER DISCRETIONARY — 0.12%
Delphi Automotive Systems Corp. 6.50% 2009[5]	$20,000	18,100
Delphi Corp. 6.50% 2013[5]	53,500	43,736
Delphi Automotive Systems Corp. 6.55% 2006[5]	58,190	52,662
Delphi Automotive Systems Corp. 7.125% 2029[5]	22,000	17,820
General Motors Corp. 6.375% 2008	3,375	3,274
General Motors Nova Scotia Finance Co. 6.85% 2008	10,000	9,675
General Motors Corp. 7.125% 2013	39,196	33,610
General Motors Corp. 8.375% 2033	2,764	2,329
		181,206

TELECOMMUNICATION SERVICES — 0.01%
Level 3 Financing, Inc. 12.25% 2013[4]	7,950	8,715

Total bonds & notes (cost: $172,966,000)		189,921

Short-term securities — 10.58%

Federal Home Loan Bank 5.025%-5.295% due 9/1-11/29/2006	2,328,500	2,315,120
Freddie Mac 4.97%-5.30% due 9/1/2006-2/6/2007	2,200,000	2,181,904
U.S. Treasury Bills 4.70%-5.081% due 9/7-11/24/2006	1,900,000	1,890,133
Fannie Mae 4.97%-5.30% due 9/6-12/11/2006	1,350,000	1,341,000
Federal Farm Credit Banks 5.03%-5.25% due 9/7/2006-1/25/2007	750,000	746,153
Park Avenue Receivables Co., LLC 5.26%-5.34% due 9/15-10/25/2006[4]	285,000	283,443
Preferred Receivables Funding Corp. 5.26%-5.37% due 9/8-10/19/2006[4]	215,000	213,920
Ciesco LLC 5.26% due 11/3/2006[4]	100,000	99,067
CAFCO, LLC 5.15%-5.38% due 9/8-10/26/2006[4]	400,000	398,089
Bank of America Corp. 5.25%-5.39% due 9/19-12/1/2006	500,000	496,562
International Bank for Reconstruction and Development 5.13%-5.19% due 9/15-11/6/2006	500,000	496,380
Wells Fargo Bank, N.A. 5.27%-5.40% due 9/20-10/2/2006	380,000	380,000
Wells Fargo & Co. 5.25%-5.28% due 9/29/2006	70,000	69,702
International Lease Finance Corp. 5.23%-5.34% due 9/11-11/16/2006	260,000	258,726
AIG Funding, Inc. 5.21%-5.33% due 9/8-10/20/2006	115,000	114,427
American General Finance Corp. 5.24%-5.27% due 9/12-9/22/2006	75,000	74,832
Variable Funding Capital Corp. 5.25%-5.38% due 9/8-11/10/2006[4]	450,000	447,412
Wal-Mart Stores Inc. 5.20%-5.26% due 9/12-11/7/2006[4]	450,000	447,377
Clipper Receivables Co., LLC 5.25%-5.38% due 9/29-10/24/2006[4]	450,000	447,162
Edison Asset Securitization LLC 5.25%-5.37% due 9/22-10/23/2006[4]	200,000	198,778
General Electric Capital Corp. 5.25%-5.35% due 10/25-10/26/2006	150,000	148,823
General Electric Capital Services, Inc. 5.10%-5.25% due 9/8-11/3/2006	100,000	99,441
HSBC Finance Corp. 5.10%-5.35% due 9/5-11/2/2006	298,900	297,022
SunTrust Banks Inc. 5.25% due 9/18/2006	150,000	149,985
Three Pillars Funding, LLC 5.32%-5.38% due 9/7-10/16/2006[4]	70,288	70,099
UnionBanCal Commercial Funding Corp. 5.28%-5.40% due 9/15-11/8/2006	200,000	199,997
Gannett Co. 5.24% due 9/5-9/25/2006[4]	148,100	147,767
FCAR Owner Trust I 5.28%-5.35% due 9/8-11/6/2006	135,000	134,163
Abbott Laboratories 5.20%-5.21% due 10/3-10/24/2006[4]	123,600	122,863
CIT Group, Inc. 5.24%-5.27% due 10/19-11/15/2006	115,000	114,021
Atlantic Industries 5.27%-5.30% due 10/2-10/3/2006[4]	57,351	57,076
Coca-Cola Co. 5.30% due 9/28/2006	55,000	54,779
E.I. duPont de Nemours and Co. 5.195%-5.25% due 9/25-9/26/2006[4]	100,000	99,631
General Dynamics Corp. 5.17%-5.22% due 9/13-12/1/2006[4]	93,500	92,984
NetJets Inc. 5.25%-5.27% due 9/11-9/15/2006[4]	90,000	89,825
3M Co. 5.20%-5.22% due 10/19-11/27/2006	85,000	84,119
BellSouth Corp. 5.23%-5.24% due 10/16-10/20/2006[4]	80,000	79,455
Tennessee Valley Authority 5.16% due 9/14/2006	65,600	65,456
IBM Capital Inc. 5.14% due 9/8-9/11/2006[4]	65,000	64,902
Triple-A One Funding Corp. 5.30%-5.33% due 9/5-9/7/2006[4]	62,465	62,411
Caterpillar Financial Services Corp. 5.27% due 9/18/2006	50,000	49,868
United Parcel Service Inc. 5.21% due 10/17/2006	50,000	49,661
Concentrate Manufacturing Co. of Ireland 5.21% due 9/7-9/11/2006[4]	44,700	44,637
Private Export Funding Corp. 5.24%-5.37% due 10/19-11/28/2006[4]	38,850	38,441
Kimberly-Clark Worldwide Inc. 5.26% due 9/6/2006[4]	35,000	34,969
American Express Credit Corp. 5.06% due 9/11/2006	35,000	34,943
Scripps (E.W.) Co. 5.22% due 10/10/2006[4]	30,000	29,826
Chevron Funding Corp. 5.26% due 9/11/2006	25,000	24,960
AT&T Inc. 5.27% due 9/18/2006[4]	25,000	24,934
Harvard University 5.25% due 9/25/2006	25,000	24,904
Harley-Davidson Funding Corp. 5.27% due 9/29/2006[4]	25,000	24,894
Hershey Co. 5.23% due 9/22/2006[4]	23,000	22,926
USAA Capital Corp. 5.23% due 11/15/2006	18,700	18,494

Total short-term securities (cost: $15,558,016,000)		15,558,463

Total investment securities (cost: $116,917,012,000)		146,914,708
Other assets less liabilities		151,636

Net assets		$147,066,344

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Valued under fair value procedures adopted by authority of the board of directors.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,922,095,000, which represented 2.67% of the net assets of the fund.
5Scheduled interest and/or principal payment was not received.

ADR = American Depositary Receipts

MFGEFP-905-1006-S6844

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the “Fund”) as of August 31, 2006, and for the year then ended and have issued our report thereon dated October 5, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
October 5, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ James F. Rothenberg
James F. Rothenberg, Vice Chairman and Principal Executive Officer

Date: November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James F. Rothenberg
James F. Rothenberg, Vice Chairman and Principal Executive Officer

Date: November 8, 2006

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 8, 2006